                                                                    EXHIBIT 10.6



                             COMPENSATION AGREEMENT

                  Agreement made as of the _______ day of ___________, 1998 by and between ISS Group, Inc., a Georgia corporation (the "Corporation"), and ______________ ("Optionee").

                               W I T N E S S E T H

                  WHEREAS, in consideration for services performed by Optionee, the Corporation granted Optionee a stock option on December 8, 1997 to purchase 20,000 shares of the Corporation's Common Stock (the "Option") upon the terms and conditions set forth in the documentation evidencing such Option.

                  NOW, THEREFORE, in consideration of the above premises, the parties hereto agree as follows:

                  1. The Corporation and Optionee acknowledge and agree that the Option is granted solely as compensation for services rendered the Corporation by Optionee and not for any capital-raising purposes or in connection with any capital-raising activities.

                  2. The Option shall not be transferable or assignable except in connection with Optionee's death.

                  3. This agreement is intended to constitute a written compensation contract within the meaning of (i) Rule 701 of the Securities Act of 1933, as amended and (ii) Rule 405 of Regulation C of the Rules promulgated under the Securities Act of 1933, as amended.

                  4. This agreement is intended solely to memorialize the agreement and understanding which exists between Optionee and the Corporation concerning the grant of the Option. Nothing herein or in the documentation evidencing the Option is intended to provide Optionee with the right to remain in the Corporation's service for any specific period, and Optionee's services may be terminated at any time by the Corporation, for any reason, with or without cause.

                  IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.


                                             ISS GROUP, INC.


                                             By:
----------------------------------               -------------------------
                ,Optionee                        Authorized Officer
----------------

                                 ISS GROUP, INC.
                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                                  STOCK OPTION



                  Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ISS Group, Inc. (the "Corporation"):

                  Optionee:

                  Grant Date:

                  Exercise Price:

                  Number of Option Shares:

                  Expiration Date:

                  Type of Option:  Non-Statutory Stock Option

                  Date Exercisable:  Immediately Exercisable

                  Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of four (4) successive equal annual installments upon Optionee's completion of each year of Advisory Board or Board service over the four (4)-year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Advisory Board or Board service.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Stock Option Agreement attached hereto as Exhibit A.

                  REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION'S

ADVISORY BOARD OR BOARD OF DIRECTORS PRIOR TO VESTING IN THOSE SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                  No Impairment of Rights. Nothing in this Notice or in the attached Stock Option Agreement shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

                  Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

                  , 199
------------------     --
          Date


                                    ISS GROUP, INC.


                                    By:
                                        ----------------------------------

                                    Title:
                                           -------------------------------


                                    --------------------------------------
                                    OPTIONEE

                                    Address:
                                             -----------------------------

                                    --------------------------------------


ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                ISS GROUP, INC.
                             STOCK OPTION AGREEMENT


RECITALS

I. The Corporation wishes to make a stock option grant to Optionee in order to provide such person with an equity incentive to continue in the Corporation's service.

         A. Optionee is to render valuable services to the Corporation as a non-employee Board member of Corporation (or a Parent or Subsidiary), and this Agreement is executed in connection with the option grant made to such individual to purchase shares of Common Stock.

         B. The granted option is issued to Optionee in compensation for the services which Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

         C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

                  2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 7.

                  3. LIMITED TRANSFERABILITY. This option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate. Should the Optionee die while holding this option, then this option shall be transferred in accordance with Optionee's will or the laws of descent and distribution.

                  4.       EXERCISABILITY/VESTING.

                           (a)      This option shall be immediately exercisable
for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth on the Grant Notice, and shall remain so exercisable until the Expiration Date or the sooner termination of the option term under Paragraph 5, 6 or 7.

                           (b)      Optionee shall, in accordance with the
Vesting Schedule set forth in the Grant Notice, vest in the Option Shares in a series of installments over his or her period of Board service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 5, 6 or
7. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

                  5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                           (i) Should Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding this option, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) in which Optionee is vested on the date Optionee ceases service as a Board member. Upon the earlier of (i) the expiration of such twelve
         (12)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

                           (ii) Should Optionee die during the twelve (12)- month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date of the option term.

                           (iii) Should Optionee cease service as a Board member by reason of death or Permanent Disability, then all Option Shares at the time subject to this option but

                                       2.

         not otherwise vested shall immediately vest in full so that Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred upon Optionee's death) shall have the right to exercise this option for any or all of the Option Shares as fully-vested shares of Common Stock at any time prior to the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date.

                           (iv) Upon Optionee's cessation of Board service for any reason other than death or Permanent Disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 6 or 7 below.

                  6.       CORPORATE TRANSACTION.

                           (a)      In the event of a Corporate Transaction,
all Option Shares at the time subject to this option but not otherwise vested shall automatically vest so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                           (b)      If this  option is assumed in connection
with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  7.       CHANGE IN CONTROL/HOSTILE TAKE-OVER.

                           (a)      All Option Shares subject to this option at
the time of a Change in Control but not otherwise vested shall automatically vest so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This option shall remain exercisable for such fully-vested Option Shares until the earliest to occur of
(i) the specified Expiration Date, (ii) the sooner termination of this option in accordance with Paragraph 5 or 6 or (iii) the surrender of this option under Paragraph 7(b).


                                       3.

                           (b)      Optionee shall have an unconditional right
(exercisable during the thirty (30)-day period immediately following the consummation of a Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are otherwise at the time vested) over (ii) the aggregate Exercise Price payable for such shares. This Paragraph 7(b) limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

                           (c)      To exercise the Paragraph 7(b) limited stock
appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date, and the consent of the Board shall not be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Corporation shall accordingly issue a new stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

                  8. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided, however, that the aggregate Exercise Price shall remain the same.

                  9. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.


                                       4.

                  10.      MANNER OF EXERCISING OPTION.

                           (a)      In order to exercise this option for all or
any part of the Option Shares for which the option is at the time exercisable, Optionee or, in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be, must take the following actions:

                                         (i)         To the extent the option is
         exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice") in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares to be purchased under the exercised option. To the extent that the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a Purchase Agreement for those unvested Option Shares.

                                        (ii)         The Exercise Price for the
         purchased shares shall be paid in one or more of the following alternative forms:

                                             - cash or check made payable to the
                  Corporation's order; or

                                             - shares of Common Stock held by
                  Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                             - to the extent the option is
                  exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares plus the applicable Federal, state and local income taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.



                                       5.

                                    (iii)    Appropriate documentation
         evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

                                    (iv)     Appropriate arrangement must be
         made with the Corporation for the satisfaction of all Federal, state and local income tax withholding requirements applicable to the option exercise.

                           (b)      Except to the extent the sale and remittance
procedure specified above is utilized in connection with the exercise of the option for vested Option Shares, payment of the Exercise Price for the purchased shares must accompany the Exercise Notice or Purchase Agreement delivered to the Corporation in connection with the option exercise.

                           (c)      As soon as practical after the Exercise
Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

                           (d)      In no event may this option be exercised for
fractional shares.


                  11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

                  12.      COMPLIANCE WITH LAWS AND REGULATIONS.

                           (a)      The  exercise  of this option and the
issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                           (b)      The inability of the Corporation to obtain
approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.


                                       6.

                  13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

                  14. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Georgia without resort to that State's conflict-of-laws rules.

                  15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.



                                       7.

                                    EXHIBIT I

                               NOTICE OF EXERCISE


                  I hereby notify ISS Group, Inc. (the "Corporation") that I elect to purchase __________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on ___________, 199_ .

                  Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.


__________________________, 199
Date



                                             _____________________________
                                             Optionee

                                             Address:
                                                      ____________________

                                             _____________________________


Print name in exact manner
it is to appear on the
stock certificate:                           _____________________________


Address to which certificate
is to be sent, if different
from address above:                          _____________________________

                                             _____________________________

                                             _____________________________



Social Security Number:                      _____________________________

                                    APPENDIX


         The following definitions shall be in effect under the Agreement:


         A.       AGREEMENT shall mean this Stock Option Agreement.


         B. BOARD shall mean the Corporation's Board of Directors including the Advisory Board.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

               (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.       CODE shall mean the Internal Revenue Code of 1986, as amended.

         E.       COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or



                                      A-1.

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean ISS Group, Inc., a Delaware corporation.

         H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 10 of the Agreement.

         I. EXERCISE PRICE shall mean the exercise price payable per share as specified in the Grant Notice.

         J. EXPIRATION DATE shall mean the date on which the option term expires as specified in the Grant Notice.

         K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

         M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

         N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls,


                                      A-2.

is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         O. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         Q. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

         R. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

         S. PERMANENT DISABILITY shall mean the inability of Optionee to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         T. PURCHASE AGREEMENT shall mean the stock purchase agreement (in form and substance satisfactory to the Corporation) which must be executed at the time the option is exercised for unvested Option Shares and which will accordingly (i) grant the Corporation the right to repurchase, at the Exercise Price, any and all of those Option Shares in which Optionee is not otherwise vested at the time of his or her cessation of service as a Board member and (ii) preclude the sale, transfer or other disposition of any of the Option Shares purchased under such agreement while those Option Shares remain subject to the repurchase right.

         U. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         V. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

         W. WESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice, pursuant to which Optionee will vest in the Option Shares in one or more installments over his or her period of Board service, subject to acceleration in accordance with the provisions of the Agreement.



                                      A-3